Exhibit 1.01

Pro-Dex, Inc.

Conflict Minerals Report

For the Reporting Period January 1, 2023 to December 31, 2023

This Conflict Minerals Report (“Report”) for the year ended December 31, 2023 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). This Report relates to the process undertaken for Pro-Dex products that were manufactured, or contracted to be manufactured, during calendar year 2023 and that contain gold, columbite-tantalite (coltan), cassiterite, wolframite, tantalum, tin, and tungsten (collectively, the “Conflict Minerals”). This Report has not been audited.

Product Overview

Pro-Dex designs and produces powered surgical instruments used in the medical industries. Our products are found in hospitals, medical engineering labs, and scientific research facilities around the world. Third party products that are not manufactured, or contracted to be manufactured, by Pro-Dex are outside the scope of this Report.

Statement Regarding Conflict Minerals

We are committed to the maintenance of a supply chain that aligns with the requirements of the Rule, and to continuing our evaluation of our quality management system (“QMS”) to provide for continued compliance.

Due Diligence Program

Based on our assessment of products known to be in our supply chain and a survey of responses received from those in our supply chain, we implemented a due diligence program (“Due Diligence Program”) to evaluate the source of certain Conflict Minerals included in our supply chain, as follows:

1.	Establish Company Management Systems

Our evaluation of the source of Conflict Minerals was incorporated into our QMS, a component of which is our internal compliance auditing that is conducted at scheduled frequencies and comprehensively reviewed annually.

2.	Identify and Assess Risks in the Supply Chain

Cross-functional teams, including Quality Assurance/Regulatory Affairs, Engineering, Materials/Production Management and Finance, reviewed our regulatory compliance matters in connection with the Rule.

We performed a product assessment to identify products and materials that were suspect or high-risk for Conflict Minerals, and maintained a list of such material and components.

We surveyed the suppliers of the suspect, high-risk and other components used in our products identified as containing Conflict Minerals and reviewed the responses that we received so as to evaluate and classify the use of Conflict Minerals and to determine necessary follow up. Based upon our survey to date of one hundred and forty (141) identified vendors, eighty (80) indicated they are conflict free and the remaining sixty-one (61) vendors have not responded.

3.	Design and Implement a Strategy to Respond to Identified Risks

QMS procedures were established and updated, to provide for compliance with reporting and disclosure requirements of the Rule and concomitant supportive guidance documents, summarized as follows:

a.	Policy: Defines policy and responsibilities

I.	Policy defining
1.	QMS SOP 99M2002 Purchasing

b.	Procedures – defines methods, requirements and responsibilities

I.	Material/Supplier Controls to provide that procured materials are identified and evaluated with respect to conflict minerals. Procedures include reference to corrective action/escalation methods.

1.	QMS SOP 99M2002 Purchasing
2.	QMS SOP 99MP3005 Supplier Evaluation and Monitoring

II.	Design Controls to provide that new or modified materials’ impact to conflict minerals and materials requirements is considered.

1.	QMS SOP 99E2003 Design Controls
2.	QMS SOP 99E2001 Engineering and Document Change

III.	Risk Management to identify activities to evaluate risks associated with conflict minerals.

1.	QMS SOP E2006 Risk Management

IV.	Corrective Action – Defines methods to respond to identified risks, nonconforming issues and activities associated with corrective action.

1.	QMS SOP 99Q2015 Corrective and Preventive Action

4.	Independent Third Party Audits of Smelter/Refiner Due Diligence Practices

Procedures implemented define the methods and frequency associated with required audits.

a.	99P2004 Supplier Auditing

5.	Reporting and Records

Reporting procedures implemented integrate the results of the procedures described above with our financial reporting controls.

Recordkeeping procedures define methods to collect, identify, store, access, maintain and dispose of our records and documents associated with conflict minerals in conformity with record-retention requirements of all regulatory agencies and legislation to which we are subject.

a.	QMS SOP 99Q2020 Records and Document Storage and Disposition

Reasonable Country of Origin Inquiry and Conclusion

After complying with the steps set forth by our Due Diligence Program, we have determined that we manufacture products containing Conflict Minerals in a manner necessary to the functionality of products manufactured, or contracted to be manufactured, by us. As of the date of this Report, we have not identified any Conflict Minerals in our supply chain that are sourced from the Democratic Republic of the Congo (“DRC”) or adjoining countries. However, because of the nature of our supply chain and the number of vendors that have not responded to our Conflict Minerals survey, we do not have sufficient information to definitively determine the origin of all of the Conflict Minerals that are subject to this Report. We continue to engage with our suppliers with the goal of increasing supplier response rates and improving the content of the supplier survey responses we receive.

Table 1.  Smelters or Refiners (“SOR”) List in the Company’s Supply Chain at December 31, 2023

The following table lists the SORs that the suppliers we surveyed reported as being in their supply chains as well as the country of origin. Many of our suppliers provided company-level data in their responses to us, which means that they may have provided information about Conflict Minerals used in products manufactured for us as well as other customers. As such, not all SORs listed below may have processed Conflict Minerals necessary to the function or production of our products. In addition, the list below may not be inclusive of all SORs in our supply chain as some of our suppliers were not able to identify the SORs used to process Conflict Minerals in the products they manufactured for us. In April, 2024, we received an anonymous notice from our whistleblower hotline to alert us that we had listed a sanctioned supplier, the smelter African Gold Refinery (“AGR”) in Uganda, on our 2022 smelter list. We have communicated with the supplier that had reported using AGR in the past and they informed us that they have been previously made aware of this and are working diligently to remove AGR from their supply chain.

Metal	Smelter Name	Smelter Country
Gold	8853 S.P.A.	Italy
Gold	ABC Refinery Pty Ltd.	Australia
Gold	Abington Reldan Metals, LLC	United States Of America
Gold	Advanced Chemical Company	United States Of America
Gold	African Gold Refinery	Uganda
Gold	Agosi AG	Germany
Gold	AGR (Perth Mint Australia)	Australia
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates
Gold	Al Ghaith Gold	United Arab Emirates
Gold	Albino Mountinho Lda.	Portugal
Gold	Alexy Metals	United States Of America
Gold	Almalyk Mining And Metallurgical Complex (AMMC)	Uzbekistan
Gold	Anglogold Ashanti Corrego Do Sitio Mineracao	Brazil
Gold	Argor-Heraeus S.A.	Switzerland
Gold	ARY Aurum Plus	United Arab Emirates
Gold	Asahi Pretec Corp.	Japan
Gold	Asahi Refining Canada Ltd.	Canada
Gold	Asahi Refining USA Inc.	United States Of America
Gold	Asaka Riken Co., Ltd.	Japan

Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Gold	AU Traders And Refiners	South Africa
Gold	Augmont Enterprises Private Limited	India
Gold	Aurubis AG	Germany
Gold	Baiyin Nonferrous Group Co.,Ltd	China
Gold	Bangalore Refinery	India
Gold	Bangko Sentral Ng Pilipinas (Central Bank Of The Philippines)	Philippines
Gold	Bauer Walser AG	Germany
Gold	Boliden AB	Sweden
Gold	C. Hafner Gmbh + Co. KG	Germany
Gold	C.I Metales Procesados Industriales SAS	Colombia
Gold	Caridad	Mexico
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	Cendres + Metaux S.A.	Switzerland
Gold	CGR Metalloys Pvt Ltd.	India
Gold	CHALCO Yunnan Copper Co. Ltd.	China
Gold	Chimet S.P.A.	Italy
Gold	Chugai Mining	Japan
Gold	Coimpa Industrial LTDA	Brazil
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Gold	Degussa Sonne / Mond Goldhandel Gmbh	Germany
Gold	Dijllah Gold Refinery FZC	United Arab Emirates
Gold	DODUCO Contacts And Refining Gmbh	Germany
Gold	Dongwu Gold Group	China
Gold	Dowa	Japan
Gold	DS PRETECH Co., Ltd.	Korea
Gold	DSC (Do Sung Corporation)	Korea
Gold	Eco-System Recycling Co., Ltd. East Plant	Japan
Gold	Emerald Jewel Industry India Limited (Unit 1)	India
Gold	Emirates Gold DMCC	United Arab Emirates
Gold	Faggi Enrico S.P.A.	Italy
Gold	Fidelity Printers And Refiners Ltd.	Zimbabwe
Gold	Fujairah Gold FZC	United Arab Emirates
Gold	Geib Refining Corporation	United States Of America
Gold	GG Refinery Ltd.	Tanzania, United Republic Of
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	India
Gold	Gold By Gold Colombia	Colombia
Gold	Gold Coast Refinery	Ghana
Gold	Gold Refinery Of Zijin Mining Group Co., Ltd.	China
Gold	Great Wall Precious Metals Co., Ltd. Of CBPM	China
Gold	Guangdong Hua Jian Trade Co., Ltd.	China
Gold	Guangdong Jinding Gold Limited	China
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China
Gold	Hang Seng Technology	China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
Gold	Heimerle + Meule Gmbh	Germany

Gold	Henan Yuguang Gold & Lead Co., Ltd.	China
Gold	Henan Zhongyuan Gold Smelter Of Zhongjin Gold Corporation Limited	China
Gold	Heraeus Germany Gmbh Co. KG	Germany
Gold	Heraeus Ltd. Hong Kong	China
Gold	Hunan Chenzhou Mining Co., Ltd.	China
Gold	Hunan Guiyang Yinxing Nonferrous Smelting Co., Ltd.	China
Gold	Hung Cheong Metal Manufacturing Limited	China
Gold	Hwaseong CJ CO., LTD.	Korea, Republic Of
Gold	Industrial Refining Company	Belgium
Gold	Inner Mongolia Qiankun Gold And Silver Refinery Share Co., Ltd.	China
Gold	International Precious Metal Refiners	United Arab Emirates
Gold	Ishifuku Metal Industry Co., Ltd.	Japan
Gold	Istanbul Gold Refinery	Turkey
Gold	Italpreziosi	Italy
Gold	JALAN & Company	India
Gold	Japan Mint	Japan
Gold	Jiangxi Copper Co., Ltd.	China
Gold	Jinlong Copper Co., Ltd.	China
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation
Gold	JSC Novosibirsk Refinery	Russian Federation
Gold	JSC Uralelectromed	Russian Federation
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan
Gold	K.A. Rasmussen	Norway
Gold	Kaloti Precious Metals	United Arab Emirates
Gold	Kazakhmys Smelting LLC	Kazakhstan
Gold	Kazzinc	Kazakhstan
Gold	Kennecott Utah Copper LLC	United States Of America
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland
Gold	Kojima Chemicals Co., Ltd.	Japan
Gold	Korea Zinc Co., Ltd.	Korea
Gold	KP Sanghvi International Airport	India
Gold	Kundan Care Products Ltd.	India
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation
Gold	L'azurde Company For Jewelry	Saudi Arabia
Gold	Lingbao Gold Co., Ltd.	China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China
Gold	L'Orfebre S.A.	Andorra
Gold	LS-NIKKO Copper Inc.	Korea, Republic Of
Gold	LT Metal Ltd.	Korea
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China
Gold	Marsam Metals	Brazil
Gold	Materion	United States Of America
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	MD Overseas	India
Gold	Metal Concentrators SA (Pty) Ltd.	South Africa
Gold	Metallix Refining Inc.	United States Of America
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
Gold	Metalor Technologies (Suzhou) Ltd.	China
Gold	Metalor Technologies S.A.	Switzerland

Gold	Metalor USA Refining Corporation	United States Of America
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico
Gold	Mitsubishi Materials Corporation	Japan
Gold	Mitsui Mining And Smelting Co., Ltd.	Japan
Gold	MK Electron Co., Ltd.	Korea
Gold	MKS PAMP SA	Switzerland
Gold	MMTC-PAMP India Pvt., Ltd.	India
Gold	Modeltech Sdn Bhd	Malaysia
Gold	Morris And Watson	New Zealand
Gold	Moscow Special Alloys Processing Plant	Russian Federation
Gold	N.E.Chemcat Corporation	Japan
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey
Gold	Navoi Mining And Metallurgical Combinat	Uzbekistan
Gold	NH Recytech Company	Korea
Gold	Nihon Material Co., Ltd.	Japan
Gold	Nyrstar Metals	United States Of America
Gold	Ogussa Osterreichische Gold- Und Silber-Scheideanstalt Gmbh	Austria
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation
Gold	PAMP S.A.	Switzerland
Gold	Pease & Curren	United States Of America
Gold	Penglai Penggang Gold Industry Co., Ltd.	China
Gold	Planta Recuperadora De Metales Spa	Chile
Gold	Prioksky Plant Of Non-Ferrous Metals	Russian Federation
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	PX Precinox S.A.	Switzerland
Gold	QG Refining, LLC	United States Of America
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Refinery Of Seemine Gold Co., Ltd.	China
Gold	REMONDIS PMR B.V.	Netherlands
Gold	Royal Canadian Mint	Canada
Gold	SAAMP	France
Gold	Sabin Metal Corp.	United States Of America
Gold	Safimet S.P.A	Italy
Gold	SAFINA A.S.	Czechia
Gold	Sai Refinery	India
Gold	Sam Precious Metals	United Arab Emirates
Gold	Samduck Precious Metals	Korea
Gold	Samwon Metals Corp.	Korea
Gold	Sancus ZFS (L’Orfebre, SA)	Colombia
Gold	Sancus ZFS (L’Orfebre, SA)	Colombia
Gold	SAXONIA Edelmetalle Gmbh	Germany
Gold	Scotiamocatta, The Bank Of Nova Scotia	Hong Kong
Gold	Sellem Industries Ltd.	Mauritania
Gold	SEMPSA Joyeria Plateria S.A.	Spain
Gold	Shan Dong Huangjin	China
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China
Gold	Shandong Hengbang Smelter Co., Ltd.	China
Gold	Shandong Humon Smelting Co., Ltd.	China
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China
Gold	Shandong Yanggu Xiangguang Co. Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China

Gold	Shandong Zhongkuang Group Co.,Ltd.	China
Gold	Shenzhen Cuilu Gold Co., Ltd.	China
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China
Gold	Shirpur Gold Refinery Ltd.	India
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China
Gold	Singway Technology Co., Ltd.	Taiwan, Province Of China
Gold	Sino-Platinum Metals Co., Ltd.	China
Gold	So Accurate Group, Inc.	United States Of America
Gold	SOE Shyolkovsky Factory Of Secondary Precious Metals	Russian Federation
Gold	Solar Applied Materials Technology Corp.	Taiwan, Province Of China
Gold	Sovereign Metals	India
Gold	State Research Institute Center For Physical Sciences And Technology	Lithuania
Gold	State Research Institute Center For Physical Sciences And Technology	Lithuania
Gold	Sudan Gold Refinery	Sudan
Gold	Sumitomo Metal Mining Co., Ltd.	Japan
Gold	Sungeel Himetal Co., Ltd.	Korea
Gold	Super Dragon Technology Co., Ltd.	Taiwan, Province Of China
Gold	T.C.A S.P.A	Italy
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	The Perth Mint	Australia
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
Gold	TOO Tau-Ken-Altyn	Kazakhstan
Gold	Torecom	Korea, Republic Of
Gold	Umicore Brasil Ltda.	Brazil
Gold	Umicore Precious Metals Refining Hoboken	Belgium
Gold	Umicore Precious Metals Thailand	Thailand
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium
Gold	United Precious Metal Refining, Inc.	United States Of America
Gold	Universal Precious Metals Refining Zambia	Zambia
Gold	Valcambi S.A.	Switzerland
Gold	Value Trading	Belgium
Gold	Viagra Di Precious Metals (Zhaoyuan) Co., Ltd.	China
Gold	WEEEREFINING	France
Gold	Western Australian Mint (T/A The Perth Mint)	Australia
Gold	WIELAND Edelmetalle Gmbh	Germany
Gold	Wuzhong Group	China
Gold	Yamakin Co., Ltd.	Japan
Gold	Yamamoto Precious Metal Co., Ltd.	Japan
Gold	Yokohama Metal Co., Ltd.	Japan
Gold	Yunnan Copper Industry Co., Ltd.	China
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	China
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Gold	Zhongkuang Gold Industry Co., Ltd.	China
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	China
Gold	Zhongyuan Gold Smelter Of Zhongjin Gold Corporation	China
Gold	Zhuhai Toxic Materials Monopoly Ltd.	China
Gold	Zhuzhou Smelting Group Co., Ltd	China
Gold	Zijin Kuang Ye Refinery	China

Tantalum	5D Production OU	Estonia
Tantalum	AMG Brasil	Brazil
Tantalum	ANHUI HERRMAN IMPEX CO.	China
Tantalum	Asaka Riken Co., Ltd.	Japan
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tantalum	CP Metals Inc.	United States Of America
Tantalum	D Block Metals, LLC	United States Of America
Tantalum	Exotech Inc.	United States Of America
Tantalum	F&X Electro-Materials Ltd.	China
Tantalum	FIR Metals & Resource Ltd.	China
Tantalum	Global Advanced Metals Aizu	Japan
Tantalum	Global Advanced Metals Boyertown	United States Of America
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China
Tantalum	H.C. Starck Hermsdorf Gmbh	Germany
Tantalum	H.C. Starck Tantalum And Niobium Gmbh	Germany
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China
Tantalum	Jiangxi Tuohong New Raw Material	China
Tantalum	Jiujiang Janny New Material Co., Ltd.	China
Tantalum	Jiujiang Jinxin Nonferrous Metals Co., Ltd.	China
Tantalum	Jiujiang Tanbre Co., Ltd.	China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China
Tantalum	KEMET Blue Powder	United States Of America
Tantalum	KEMET De Mexico	Mexico
Tantalum	Materion Newton Inc.	United States Of America
Tantalum	Meta Materials	North Macedonia, Republic Of
Tantalum	Metallurgical Products India Pvt., Ltd.	India
Tantalum	Mineracao Taboca S.A.	Brazil
Tantalum	Mitsui Mining And Smelting Co., Ltd.	Japan
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	NPM Silmet AS	Estonia
Tantalum	Plansee SE Reutte	Austria
Tantalum	Powerx Ltd.	Rwanda
Tantalum	QSIL Metals Hermsdorf Gmbh	Germany
Tantalum	Quantumclean	United States Of America
Tantalum	Resind Industria E Comercio Ltda.	Brazil
Tantalum	RFH Metals & Chemicals Co., Ltd.	China
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	China
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation
Tantalum	Taike Technology(Suzhou)Co.,Ltd.	China
Tantalum	Taki Chemical Co., Ltd.	Japan
Tantalum	TANIOBIS Co., Ltd.	Thailand
Tantalum	TANIOBIS Gmbh	Germany
Tantalum	TANIOBIS Japan Co., Ltd.	Japan
Tantalum	TANIOBIS Smelting Gmbh & Co. KG	Germany
Tantalum	Telex Metals	United States Of America
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	China
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	China
Tantalum	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
Tantalum	Xinxing Haorong Electronic Material Co., Ltd.	China
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	China

Tin	Alpha	United States Of America
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam
Tin	Aurubis Beerse	Belgium
Tin	Aurubis Berango	Spain
Tin	Chengfeng Metals Co Pte Ltd	China
Tin	Chenzhou Yunxiang Mining And Metallurgy Co., Ltd.	China
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China
Tin	China Tin Group Co., Ltd.	China
Tin	China Yunnan Tin Co Ltd.	China
Tin	Chofu Works	Japan
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil
Tin	CRM Synergies	Spain
Tin	CV Ayi Jaya	Indonesia
Tin	CV Dua Sekawan	Indonesia
Tin	CV Gita Pesona	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV Venus Inti Perkasa	Indonesia
Tin	Dingnan Jiawang Huanbao Co. LTD	China
Tin	Dongguan Ciexpo Environmental Engineering Co., Ltd.	China
Tin	Dongguan City Xida Soldering Tin Products Co.	China
Tin	Dowa	Japan
Tin	Dragon Silver Holdings Limited	China
Tin	DS Myanmar	Myanmar
Tin	Electro-Mechanical Facility Of The Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam
Tin	EM Vinto	Bolivia (Plurinational State Of)
Tin	Estanho De Rondonia S.A.	Brazil
Tin	Fábrica Auricchio	Brazil
Tin	Feinhutte Halsbrucke Gmbh	Germany
Tin	Fenix Metals	Poland
Tin	Gejiu City Fuxiang Industry And Trade Co., Ltd.	China
Tin	Gejiu Fengming Metallurgy Chemical Plant	China
Tin	Gejiu Jinye Mineral Company	China
Tin	Gejiu Kai Meng Industry And Trade LLC	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Yunxi Group Corp.	China
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China
Tin	Guangdong Jiatian Stannum Products Co., Ltd	China
Gold	Guangdong Jinding Gold Limited	China
Tin	Guangxi China Tin	China
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	China
Tin	Guangxi Nonferrous Metals Group	China
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	China
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China
Tin	Hezhou Jinwei Tin Co., Ltd.	China
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China
Tin	Huichang Hill Tin Industry Co., Ltd.	China
Tin	Huichang Jinshunda Tin Co., Ltd.	China
Tin	Hunan Xianghualing Tin Co. Ltd	China
Tin	INDONESIAN STATE TIN CORPORATION MENTOK SMELTER	Indonesia

Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.	China
Tin	Jiangxi New Nanshan Technology Ltd.	China
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	China
Tin	Kovohute Pribram Nastupnicka, A. S.	Czechia
Tin	LIAN JING	China
Tin	Luna Smelter, Ltd.	Rwanda
Tin	Ma An Shan Shu Guang Smelter Corp.	China
Tin	Ma'anshan Weitai Tin Co., Ltd.	China
Tin	Magnu's Minerais Metais E Ligas Ltda.	Brazil
Tin	Malaysia Smelting Corporation (MSC)	Malaysia
Tin	Materials Eco-Refining Co., Ltd.	Japan
Tin	Materials Eco-Refining CO.,LTD	Japan
Tin	Melt Metais E Ligas S.A.	Brazil
Tin	Metahub Industries Sdn. Bhd.	Malaysia
Tin	Metallic Resources, Inc.	United States Of America
Tin	Metallo Belgium N.V.	Belgium
Tin	Metallo Spain S.L.U.	Spain
Tin	Minchali Metal Industry Co., Ltd.	Taiwan, Province Of China
Tin	Mineracao Taboca S.A.	Brazil
Tin	Ming Li Jia Smelt Metal Factory	China
Tin	Mining Minerals Resources SARL	Congo, Democratic Republic Of The
Tin	Minsur	Peru
Tin	Mitsubishi Materials Corporation	Japan
Tin	Modeltech Sdn Bhd	Malaysia
Tin	Ney Metals And Alloys	United States Of America
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam
Tin	Novosibirsk Tin Combine	Russian Federation
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	OMODEO A. E S. METALLEGHE SRL	Italy
Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)
Tin	Pongpipat Company Limited	Myanmar
Tin	Precious Minerals And Smelting Limited	India
Tin	Precious Minerals And Smelting Limited	India
Tin	PT Aries Kencana Sejahtera	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT ATD Makmur Mandiri Jaya	Indonesia
Tin	PT Babel Inti Perkasa	Indonesia
Tin	PT Babel Surya Alam Lestari	Indonesia
Tin	PT Bangka Prima Tin	Indonesia
Tin	PT Bangka Serumpun	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Belitung Industri Sejahtera	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Cipta Persada Mulia	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT Inti Stania Prima	Indonesia
Tin	PT Karimun Mining	Indonesia
Tin	PT Kijang Jaya Mandiri	Indonesia
Tin	PT Lautan Harmonis Sejahtera	Indonesia
Tin	PT Masbro Alam Stania	Indonesia
Tin	PT Menara Cipta Mulia	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Sukses Globalindo	Indonesia
Tin	PT Panca Mega Persada	Indonesia

Tin	PT Premium Tin Indonesia	Indonesia
Tin	PT Prima Timah Utama	Indonesia
Tin	PT Putera Sarana Shakti (PT PSS)	Indonesia
Tin	PT Rajawali Rimba Perkasa	Indonesia
Tin	PT Rajehan Ariq	Indonesia
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Sariwiguna Binasentosa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Sukses Inti Makmur	Indonesia
Tin	PT Sumber Jaya Indah	Indonesia
Tin	PT Tambang Timah	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah Tbk Kundur	Indonesia
Tin	PT Timah Tbk Mentok	Indonesia
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tirus Putra Mandiri	Indonesia
Tin	PT Tommy Utama	Indonesia
Tin	Resind Industria E Comercio Ltda.	Brazil
Tin	Rian Resources SDN. BHD.	Malaysia
Tin	Rui Da Hung	Taiwan, Province Of China
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China
Tin	Shangrao Xuri Smelting Factory	China
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China
Tin	Sichuan Guanghan Jiangnan Casting Smelters	China
Tin	Sigma Tin Alloy Co., Ltd.	China
Tin	Smelting Branch Of Yunnan Tin Company Ltd	China
Tin	Soft Metais Ltda.	Brazil
Tin	Solder Court Ltd.	China
Tin	Super Ligas	Brazil
Tin	Suzhou Nuonengda Chemical Co., Ltd.	China
Tin	Taicang City Nancang Metal Material Co., Ltd.	China
Tin	Taiwan Huanliang	Taiwan, Province Of China
Tin	Thai Nguyen Mining And Metallurgy Co., Ltd.	Viet Nam
Tin	Thailand Mine Factory	Thailand
Tin	Thailand Smelting & Refining Co Ltd	Thailand
Tin	Thaisarco	Thailand
Tin	Three Green Surface Technology Limited Company	China
Tin	TIN PLATING GEJIU	China
Tin	Tin Smelting Branch Of Yunnan Tin Co., Ltd.	China
Tin	Tin Technology & Refining	United States Of America
Tin	TONG LONG	China
Tin	Top-Team Technology (Shenzhen) Ltd.	China
Tin	TRATHO Metal Quimica	Brazil
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam
Tin	VQB Mineral And Trading Group JSC	Viet Nam
Tin	White Solder Metalurgia E Mineracao Ltda.	Brazil
Tin	White Solder Metalurgia E Mineracao Ltda.	Brazil
Tin	WUJIANG CITY LUXE TIN FACTORY	China

Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China
Tin	Xianghualing Tin Industry Co., Ltd.	China
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China
Tin	XURI	China
Tin	Yifeng Tin	China
Tin	Yiquan Manufacturing	China
Tin	Yuecheng Tin Co., Ltd.	China
Tin	Yunnan Chengfeng Non-Ferrous Metals Co., Ltd.	China
Tin	Yunnan Chengo Electric Smelting Plant	China
Tin	Yunnan Copper Zinc Industry Co., Ltd.	China
Tin	Yunnan Geiju Smelting Corp.	China
Tin	Yunnan Industrial Co., Ltd.	China
Tin	Yunnan Malipo Baiyi Kuangye Co.	China
Tin	Yunnan Tin Company Limited	China
Tin	Yunnan Yunfan Non-Ferrous Metals Co., Ltd.	China
Tin	Zhongshan Jinye Smelting Co.,Ltd	China
Tungsten	A.L.M.T. Corp.	Japan
Tungsten	ACL Metais Eireli	Brazil
Tungsten	Albasteel Industria E Comercio De Ligas Para Fundicao Ltd.	Brazil
Tungsten	Artek LLC	Russian Federation
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam
Tungsten	Avon Specialty Metals Ltd	United Kingdom Of Great Britain And Northern Ireland
Tungsten	BESEEM MINING CO., LTD.	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China
Tungsten	China Molybdenum Tungsten Co., Ltd.	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China
Tungsten	Cronimet Brasil Ltda	Brazil
Tungsten	DONGKUK INDUSTRIES CO., LTD.	Korea
Tungsten	Fujian Ganmin Raremetal Co., Ltd.	China
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	China
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	China
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	China
Tungsten	Global Tungsten & Powders Corp.	United States Of America
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tungsten	H.C. Starck Tungsten Gmbh	Germany
Tungsten	HANNAE FOR T Co., Ltd.	Korea
Tungsten	Hubei Green Tungsten Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China
Tungsten	Hunan Jintai New Material Co., Ltd.	China
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	China
Tungsten	Hydrometallurg, JSC	Russian Federation

Tungsten	Japan New Metals Co., Ltd.	Japan
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China
Tungsten	Jiangxi Minmetals Gao'an Non-Ferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-Ferrous Metallurgical & Chemical Co., Ltd.	China
Tungsten	Jiangxi Tungsten Co Ltd	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation
Tungsten	Kenee Mining Corporation Vietnam	Viet Nam
Tungsten	Kennametal Fallon	United States Of America
Tungsten	Kennametal Huntsville	United States Of America
Tungsten	KGETS Co., Ltd.	Korea, Republic Of
Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province Of China
Tungsten	Lianyou Resources Co., Ltd.	Taiwan, Province Of China
Tungsten	LLC Vostok	Russian Federation
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	China
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China
Tungsten	Masan High-Tech Materials	Viet Nam
Tungsten	Masan Tungsten Chemical LLC (MTC)	Viet Nam
Tungsten	Moliren Ltd.	Russian Federation
Tungsten	Nam Viet Cromit Joint Stock Company	Viet Nam
Tungsten	Nanchang Cemented Carbide Limited Liability Company	China
Tungsten	Niagara Refining LLC	United States Of America
Tungsten	NPP Tyazhmetprom LLC	Russian Federation
Tungsten	OOO “Technolom” 1	Russian Federation
Tungsten	OOO “Technolom” 2	Russian Federation
Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Viet Nam
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd	China
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	China
Tungsten	Taegutec Ltd.	Korea
Tungsten	TANIOBIS Smelting Gmbh & Co. KG	Germany
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Viet Nam
Tungsten	Tungsten Vietnam Joint Stock Company	Viet Nam
Tungsten	Unecha Refractory Metals Plant	Russian Federation
Tungsten	Wolfram Bergbau Und Hutten AG	Austria
Tungsten	Woltech Korea Co., Ltd.	Korea, Republic Of
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
Tungsten	Yudu Ansheng Tungsten Co., Ltd.	China
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	China